UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2011

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860)403-5000

 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
    Mr. Jerry J. Jasinowski retired from the Board of Directors (the “Board” or individually “Director”) of The Phoenix Companies, Inc. (the “Company”), effective Tuesday, May 17, 2011, pursuant to the Company’s policy regarding the retirement of Board members contained in Section 1 of its Corporate Governance Principles.  Mr. Jasinowski’s term would have expired at the 2012 Annual Meeting.  The Board has decided not to replace Mr. Jasinowski on the Board and therefore as a result, the Company’s Board size is reduced to 10 members.

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The 2011 annual meeting of The Phoenix Companies, Inc. (the “Company”) shareholders was held on May 17, 2011.

(b)	At the meeting:
(1)
the three nominees named in the Company’s proxy statement dated April 1, 2011, Martin N. Baily, John H. Forsgren and Thomas S. Johnson were elected to serve as directors for a three-year term expiring in 2014;

(2)	the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Company for 2011 was ratified;
(3)	in an advisory and non-binding vote, the compensation of the Company's named executive officers was approved; and
(4)	in an advisory and non-binding vote, the recommended annual vote on the compensation of the Company's named executive officers was approved.

(c)	Voting results for each matter are set forth below.
(1)	election of three directors:

Director Name	For	Withheld	Broker Non-Votes
Martin N. Baily	46,850,717	2,325,396	29,719,805
John H. Forsgren	46,853,302	2,322,811	29,719,805
Thomas S. Johnson	48,076,577	1,099,536	29,719,805

There were no abstentions on this matter.

(2)	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011:

For	Against	Abstain
77,841,747	940,903	113,268

(3)	approval of the compensation of the Company's named executive officers as we described in our proxy statement in an advisory and non-binding vote:

For	Against	Abstain	Broker Non-Votes
44,013,427	4,968,431	194,255	29,719,805

(4)	approval of the recommended annual advisory and non-binding vote on the compensation of the Company's named executive officers in an advisory and non-binding vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
38,335,883	247,727	10,399,178	193,325	29,719,805

(d)     The Company will follow, until the next frequency of Say on Pay vote is taken, the frequency of an annual say on pay vote, which was recommended by the
          Board and voted for by a majority of the shares voted by the shareholders.

 * * * * *

 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: May 23, 2011	By:	/s/ Bonnie J. Malley
		Name:	Bonnie J. Malley
		Title:	Executive Vice President and Chief Administrative Officer